U.S. Securities and Exchange Commission

Washington, D.C. 20549

____________________

Form 8-k/A

AMENDMENT NO.2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 of earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 13, 2013

____________________

Commission File No. 000-05391

____________________

Metwood, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	83-0210365
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

819 Naff Road

Boones Mill, VA 24065

(Address of principal executive offices)

(540) 334-4294

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

As used in this report, the terms "we", "us", "our", "our company" “Metwood” refer to Metwood, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

EXPLANATORY NOTE

This Amended Current Report on Form 8-K/A (Amendment No. 2), is being filed for the purpose of notification of significant changes to the Material Definitive Agreement. In all other material respects this Amended Current Report on Form 8-K/A is unchanged from the Current Report on Form 8-K filed by the Company on August 5, 2013.

Item 1.01. -  Entry into a Material Definitive Agreement.

Metwood Corporation, a Nevada corporation (the “Company”), and the members of Global Energy Group, (“GEG”) entered into a Member Interests Purchase Agreement (the “Agreement”) dated June 30, 2013. The Company has determined not to consummate the transaction at this time and is proceeding with further due diligence

At this time, there can be no assurances that the transaction will be completed.

Item 2.01 - Acquisition Or Disposition Of Assets.

See Item 1.01 above.

Item 3.02 - Unregistered Sale Of Equity Securities.

See Item 1.01 above.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metwood, Inc.
Date: November 8, 2013	By:	/s/ Robert M. Callahan

Robert M. Callahan President and Chief Executive Officer